UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 29, 2004


                            INNOVATION HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             000-27777                                  91-1923501
     ------------------------              ------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)


           14622 VENTURA BOULEVARD, SUITE 1015, SHERMAN OAKS, CA 91403
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (818) 426-8737
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__    Written communications pursuant to Rule 425 under the Securities Act

__    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On December 1, 2004, Innovation Holdings, Inc. (the "Company") announced that it is completing a 1-for-1,000 reverse stock split that was approved by the Board of Directors on November 29, 2004 for shareholders of record as of that date. A copy of the resolution of the Board of Directors is attached as Exhibit 99.1. Innovation Holdings' new symbol post-split is IVHNE and new CUSIP number is 457697 40 7.

The Company issued a press release titled "Innovation Holdings Announces Reverse Stock Split." A copy is attached as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

      (99.1) Resolution of the Board of Directors authorizing a one for one thousand reverse split of all issued and outstanding shares.

      (99.2) Press Release on December 1, 2004 titled "Innovation Holdings Announces Reverse Stock Split."


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Innovation Holdings, Inc.
                                  (Registrant)


                                  By: /s/  Robert Blagman
Dated:  December 7, 2004              ---------------------------------------
                                      Robert Blagman, Chief Executive Officer